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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 4, 2001
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                           CANARGO ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        0-9147                 91-0881481
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

       CanArgo Services (UK) Limited
         150 Buckingham Palace Road
             London, England                                      SW1W 9TR
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code    (44) 207 808 4700
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 5, 2001, CanArgo advanced Cdn. $929,811 (approximately US $604,000) to complete the acquisition of Lateral Vector Resources Inc. ("LVR").

LVR is an oil and gas company with activities principally in east Ukraine. According to publicly available information, LVR negotiated and concluded a Joint Investment Production Activity (JIPA) agreement in 1998 to develop the Bugruvativske Field (the "Field") in eastern Ukraine together with Ukrnafta. Under the terms of this JIPA, LVR have certain rights to incremental production from the Field, which CanArgo understands is currently producing oil, and is one of the larger oil fields in that area.

ITEM 5.  OTHER EVENTS

On July 4, 2001, CanArgo announced that it closed a private placement of approximately 16 million shares of its common stock for net proceeds of approximately $6.8 million. Such proceeds will be used to replenish cash resources used to acquire LVR, to initiate development of its Ukrainian properties and for working capital purposes.

Sundal Collier & Co ASA and Den norske Bank ASA, DnB Markets acted as placement agents for this transaction and received a success fee of 5.75% of the gross proceeds of NOK 68,245,500 (approximately US$ 7,280,000).

The shares to be issued in connection with this placement were issued under Regulation S of the Securities Act of the United States and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States or to U.S. persons (as defined in such Regulation) absent registration or an applicable exemption from registration.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements

                  7(1) Financial statements, if required by Item 7 in connection with the acquisition of Lateral Vector Resources Inc. shall be filed within 60 days hereof.


         (b)      Pro Forma Financial Information

                  7(1) Pro forma financial information, if required by Item 7 in connection with the acquisition of Lateral Vector Resources Inc. shall be filed within 60 days hereof.




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         (c)      Exhibits

                  7(1) Press release dated July 4, 2001 regarding CanArgo announcement that it had completed a private placement of 16 million shares of the Registrants common stock.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANARGO ENERGY CORPORATION

Date: July 18, 2001                      By: /s/Anthony J Potter
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                                             Anthony J. Potter
                                             Corporate Secretary





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                                  EXHIBIT INDEX

                                                                     FILED WITH
EXHIBIT                                                                 THIS
NUMBER                              EXHIBIT                            REPORT
------                              -------                          -----------
7(1)     Press release dated July 4, 2001 regarding CanArgo              X
         announcement that it had completed a private placement of 16 million shares of the Registrants common stock.